UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 1, 2004

                              ARTWORK & BEYOND INC.
                          (FORMERLY DYNAMIC I-T, INC.)


             (Exact name of registrant as specified in its charter)


          Colorado              011-15499           82-0379959
     ----------------------     ---------      ------------------
     State of Incorporation     Commission      IRS Employer ID No.
                                File Number

     712 Fifth Avenue  New York, New York          10019
     --------------------------------------       --------
     Address of principal Executive Offices       Zip Code


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (646) 723 - 8962

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 1, 2004, the Registrant entered into an agreement (the "Exchange Agreement") to acquire all of the issued and outstanding common stock of Advance Nanotech Inc, a Delaware corporation ("Advance Nanotech"), from the shareholders of Advance Nanotech. Those shareholders (the "Advance Nanotech Shareholders") are Core Capital Holdings LLC, Lyra Holdings Limited, Sterling FCS Limited, CABEL Technology, Inc., SOFI Ventures Ltd., Monmay Limited, JSMCL Capital Limited, L. Wise Investments Limited, and SBI Bioventures Limited. The acquisition transaction (the "Acquisition") closed simultaneously with the execution of the Exchange Agreement. The Registrant and its affiliates were unrelated to the shareholders of Advance Nanotech or Advance Nanotech prior to the execution, delivery and performance of the Exchange Agreement.

Prior to the acquisition, 17,344,568 shares of the Registrant's common stock were outstanding (no more than 20,000,000 on a fully diluted basis). Upon closing of the transaction, 70,000,000 shares of stock were issued to the former shareholders of Advance Nanotech in exchange for their shares of Advance Nanotech, together with rights to acquire a further 1,910,000,000 of shares of the Artwork & Beyond Inc. if and when the Company's capital stock is changed to permit the issuance of such shares. As a result, the former shareholders of Advance Nanotech, in the aggregate, own shares with the right to vote approximately 80% of the votes for directors of the Registrant, which percentage will increase to 99% on a fully diluted The Registrant's two existing directors continue to be members of the Registrant's Board of Directors, but Messrs. Linden Boyne and Magnus Gittins have joined the Registrant's Board of Directors, and the Registrant's officers have resigned and were replaced by Magnus Gittins as Chief Executive Officer and President and Linden Boyne as Chief Financial Officer, Secretary and Treasurer.

Pursuant to a separate spin-off agreement, the Registrant disposed of its entire interest in Artwork & Beyond Inc., a Delaware corporation ("Sub"), its only subsidiary prior to the acquisition of Advance Nanotech, to its former President, Howard Blum in exchange for his assumption of all of the liabilities of the Registrant and Artwork & Beyond Inc. prior to the closing of the acquisition of Advance Nanotech. In accordance with that spin-off agreement, at closing the former shareholders of Advance Nanotech agreed to pay Sub $ 450,000, in the aggregate, of which $100,000 was paid to the Sub at closing..

SECTION 2- FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See the response to item 1.01 above, which is specifically incorporated herein by reference.

SECTION 3- SECURITIES AND TRADING MARKET

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the Exchange Agreement described in the response to Item 1.01 hereof, which is specifically incorporated herein by reference, the Registrant issued 70,000,000 common shares and rights for a further 1,910,000,000 shares to the shareholders of Advance Nanotech Inc., in a nonpublic issuance exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2)[, Section 4(6) and/or Regulation D promulgated under the Securities Act of 1933, as amended. The offerees and investors were all accredited investors.

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Exchange Agreement described in the response to
Item 1.01, such response being specifically incorporated herein by reference, the officers of the Registrant resigned upon closing of the Acquisition and the following persons were appointed as officers of the Registrant in their place:

NAME                POSITIONS

Magnus Gittins      Chief Executive Officer and President

Linden Boyne        Chief Financial Officer, Secretary, and Treasurer

Also as a part of the Acquisition, the Registrant issued 70,000,000 shares of stock to the Advance Nanotech Shareholders, the following is a list of shareholders that holds 5% or more shares:

                                                              Percentage of
                                                              outstanding shares
Shareholder                             Number of shares      post-transaction *

Sterling FCS Limited                         5,250,000                  6%
Savannah House
11-12 Charles II St
London SW1Y 4TP

CABEL Technology Inc.                       17,500,000                 20%
Suite G308, Cristamar 43b
Avda De Las Naciones Unidas
Puerto Banus, Malaga, Spain


SOFI Ventures Ltd                           10,500,000                 12%
P.O. Box 3075
Road Town, Tortolla, BVI

Monmay Limited                              10,500,000                 12%
City Tower, Level 4
40 Basinghall St
London EC2V 5DE

JSMCL Capital Limited                       14,000,000                 16%
Suite F8, Intl. Commercial Centre
Casemates, Gibraltar

* Based on 87,500,000 shares outstanding post-transaction.

In addition, as part of the exchange, the Registrant issued shareholders of Advance Nanotech rights to acquire a further 1,910,000,000 of shares of the Registrant if and when the Registrant's capital stock is changed to permit the issuance of such shares. As a result, the former shareholders of Advance Nanotech, in the aggregate, own shares with the right to case approximately 80% of the votes for directors of the Registrant, which percentage will increase to 99% on a fully diluted basis{ if and when the rights to acquire further shares are exercisable and are exercised. These shareholders have disclaimed any intention to act as a group.

ITEM 5.02 (C) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the terms of the Exchange Agreement described in the response to
Item 1.01, such response being specifically incorporated herein by reference, the officers of the Registrant resigned upon closing of the Acquisition and the following persons were appointed as officers of the Registrant in their place:

NAME              POSITIONS

Magnus Gittins    Chief Executive Officer, President and Director

Linden Boyne      Chief Financial Officer, Secretary, Treasurer and Director

Magnus Gittins has experience in emerging technology businesses. Magnus is a partner of Sterling Financial and Corporate Services, a consultancy that assists high-growth businesses with financing and business strategies.

Linden Boyne has acted as a consultant to a number of retail businesses advising on general operations. He was previously a director of NSS Newsagents Plc with responsibility for over 200 branches. Mr. Boyne is a director of Electronic Game Card Inc., and Auto Data Network, Inc.

There is no family relationship among the newly appointed executive officers, nor have those officers entered into employment agreements with the Registrant.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS.

Financial statements and pro forma financial information will be filed by amendment no later than 71 calendar days after the date of this initial report on Form 8-K.

The following exhibits are attached hereto.

(i) Exhibit 10.2 Exchange Agreement.

(ii) Exhibit 10.3 Spin Off Agreement

(iii) Exhibit 10.4 Joinder Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artwork & Beyond, Inc.

Date: October 6, 2004

By: /s/  Magnus Gittins
Magnus Gittins,
Chief Executive Officer and President
Artwork & Beyond, Inc.